UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2006

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 625-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 20, 2006, we entered into certain employment related agreements with executive officers. See disclosure of the employment related agreements with Murray Kawchuk and Stephen Sek described in Item 5.02 of this report and incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2006, Axesstel, Inc. (“Axesstel”) entered into an employment agreement with Murray Kawchuk pursuant to which he will become Senior Vice President of Sales and Corporate Marketing of Axesstel and will receive (i) a sign-on bonus of $50,000; (ii) an annual base salary of $250,000; (iii) a performance bonus opportunity targeted at $250,000 annually; and (iv) a car allowance of $1,000 per month. Mr. Kawchuk was also granted, effective October 20, 2006, an option to purchase 400,000 shares of our common stock at an exercise price equal to $1.70 (the per share closing price of our common stock on the date of grant), which shall vest as to one-third of the shares on the first anniversary of the grant and one-twelfth of the shares each quarter thereafter until the option is fully vested. Mr. Kawchuk will also be eligible to participate in our employee benefit programs. Additional information concerning Mr. Kawchuk’s relevant business experience is contained in our press release dated October 26, 2006 which is attached to this report as Exhibit 99.1 and incorporated by reference herein. Copies of Mr. Kawchuk’s employment agreement and stock option agreement are attached as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

On October 20, 2006, Axesstel entered into an employment agreement with Stephen Sek pursuant to which he will become Axesstel’s Chief Technology Officer and will receive (i) an annual base salary of $200,000; (ii) a car allowance of $1,000 per month; and (iii) a performance bonus opportunity targeted at $60,000 annually. Mr. Sek was also granted, effective October 20, 2006, an option to purchase 225,000 shares of our common stock at an exercise price equal to $1.70, which shall vest as to one-third of the shares on the first anniversary of the grant and one-twelfth of the shares each quarter thereafter until the option is fully vested, Mr. Sek will also be eligible to participate in our employee benefit programs. Additional information concerning Mr. Sek’s relevant business experience is contained in our press release dated October 26, 2006 which is attached to this report as Exhibit 99.2 and incorporated by reference herein. Copies of Mr. Sek’s employment agreement and stock option agreement are attached as Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit 10.1	Employment Agreement between Murray Kawchuk and the Registrant, dated October 20, 2006

Exhibit 10.2	Stock Option Agreement between Murray Kawchuk and the Registrant, dated October 20, 2006

Exhibit 10.3	Employment Agreement between Stephen Sek and the Registrant, dated October 20, 2006

Exhibit 10.4	Stock Option Agreement between Stephen Sek and the Registrant, dated October 20, 2006

Exhibit 99.1	Press release issued by Axesstel dated October 26, 2006

Exhibit 99.2	Press release issued by Axesstel dated October 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axesstel, Inc.

By:	/s/ Patrick Gray
Patrick Gray
Senior Vice President Finance and Controller

Date: October 26, 2006